Exhibit 10.1

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”), dated as of April 6, 2004 (this “Agreement”), is entered into by and among Westport Resources Corporation, a Nevada corporation (the “Company”), Westport Energy LLC, a Delaware limited liability company (“WELLC”), EQT Investments, LLC, a Delaware limited liability company and successor-in-interest to ERI Investments, Inc. (“EQT”), Medicor Foundation, a Liechtenstein foundation formed pursuant to the Liechtenstein Persons and Companies Act (“Medicor”), and the persons and entities named on Exhibit A attached hereto (collectively, the “Belfer Group”).  WELLC, EQT, Medicor and each member of the Belfer Group may be referred to herein individually as a “Stockholder Party” and collectively as the “Stockholder Parties”.

PRELIMINARY STATEMENTS

The Company and the Stockholder Parties are parties to (i) that certain Termination and Voting Agreement (the “Old Voting Agreement”) and (ii) that certain Registration Rights Agreement (the “Old Registration Rights Agreement”), each dated as of October 1, 2003 and attached as Exhibit B and Exhibit C hereto, respectively.

Kerr-McGee Corporation, a Delaware corporation (“Parent”), Kerr-McGee (Nevada) LLC, a Nevada limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or supplemented from time to time, the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, the Company will be merged with and into Merger Sub, and Merger Sub will be the surviving entity (the “Merger”).

In connection with the Merger Agreement and the transactions contemplated thereby, Parent, certain of the Stockholder Parties and one or more other individuals are entering into one or more Voting Agreements, each dated as of the date hereof (as each may be amended or supplemented from time to time, the “New Voting Agreements”), pursuant to which, upon the terms and subject to the conditions thereof, each Stockholder Party and each such other individual agrees, among other things, to vote (or cause to be voted) their respective shares of the common stock of the Company in favor of the Merger and the adoption of the Merger Agreement.

In connection with the Merger Agreement and the transactions contemplated thereby, Parent, EQT, WELLC and Medicor propose to enter into a Registration Rights Agreement, dated as of the date hereof (as it may be amended or supplemented from time to time, the “New Registration Rights Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Parent will grant certain registration rights to the other parties thereto with respect to such parties’ respective shares of Parent common stock to be received in connection with the Merger.

As a condition to its willingness to enter into the Merger Agreement and the New Registration Rights Agreement, Parent has required that the Company and each Stockholder Party agree, and such parties are willing to agree, to the matters set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

STATEMENT OF AGREEMENT

ARTICLE I
TERMINATION OF AGREEMENTS

Section 1.1                            Termination of the Old Voting Agreement.  Subject to Section 1.3 hereof, effective as of the Effective Time (as such term is defined in the Merger Agreement), the Old Voting Agreement shall terminate in its entirety and shall be of no further force or effect.

Section 1.2                            Termination of the Old Registration Rights Agreement.  Subject to Section 1.3 hereof, effective as of the Effective Time (as such term is defined in the Merger Agreement), the Old Registration Rights Agreement shall terminate in its entirety and shall be of no further force or effect.

Section 1.3.                         Effectiveness of this Agreement.  In the event the Merger Agreement is terminated for any reason, this Agreement shall be null and void and of no further force or effect, and the Old Voting Agreement and the Old Registration Rights Agreement shall remain in full force and effect in accordance with their respective terms.

ARTICLE II
MISCELLANEOUS PROVISIONS

Section 2.1                            Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

If to the Belfer Group:

Robert A. Belfer

767 Fifth Avenue, 46th Floor

New York, New York 10153

Fax Number:  (212) 644-2396

Phone Number: (212) 644-2200

With a copy to:

Laurence D. Belfer

767 Fifth Avenue, 46th Floor

New York, New York 10153

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Fax Number:  (212) 644-2396

Phone Number: (212) 644-0561

If to the Company:

Donald D. Wolf

Chairman and Chief Executive Officer

1670 Broadway, Suite 2800

Denver, CO.  80202

Fax Number:  (303) 573-5609

Phone Number:  (303) 573-5404

With a copy to:

Akin Gump Strauss Hauer & Feld LLP

1700 Pacific Avenue, Suite 4100

Dallas, Texas  75201-4675

Attention:  Michael E. Dillard, P.C.

Fax Number:  (214) 969-4343

Phone Number:  (214)  969-2800

If to Medicor:

Medicor Foundation

Landstrasse 11

Postfach 130

9495 Triesen

Liechtenstein

Attention:  Anton M. Lotzer

Fax Number:  (423) 233-3934

Phone Number:  (423) 239-6050

With a copy to:

Richard M. Petkun

Greenberg Traurig, LLP

1200 17th Street, Suite 2400

Denver, CO  80202

Telephone:  (303) 572-6500

Telecopy:  (303) 572-6540

And to:

Michael Russell

Dr. Richard J. Haas Partners

Dukes Court

32 Duke Street, St. James’s

London, SW1Y 6DF

Fax Number:  020.7.321.5242

Phone Number:  020.7.321.5200

If to WELLC:

Westport Energy LLC

c/o Westport Investments Limited

Lyford Manor

3

Lyford Cay

P.O. Box N-7776

Nassau, Bahamas

Fax Number:  (242) 362-5788

With a copy to:

Richard M. Petkun

Greenberg Traurig, LLP

1200 17th Street, Suite 2400

Denver, CO  80202

Telephone:  (303) 572-6500

Telecopy:  (303) 572-6540

And to:

Michael Russell

Dr. Richard J. Haas Partners

Dukes Court

32 Duke Street, St. James’s

London, SW1Y 6DF

Fax Number:  020.7.321.5242

Phone Number:  020.7.321.5200

If to EQT Investments, LLC:

EQT Investments, LLC

801 West Street, 2nd Floor

Wilmington, DE 19801-1545

Attention: Treasurer

Telephone: (302) 656-5590

Telecopy: (302) 428-1410

With a copy to:

Johanna G. O’Loughlin

Vice President, General Counsel and Secretary

Equitable Resources, Inc.

One Oxford Centre, Suite 3300

Pittsburgh, PA 15219

Telephone: (412) 553-7760

Telecopy: (412) 553-5970

And to:

Stephen W. Johnson, Esquire

Reed Smith LLP

435 Sixth Avenue

Pittsburgh, PA 15219-1886

Telephone: (412) 288-3131

Telecopy: (412) 288-3063

Section 2.2                            Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

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Section 2.3                            Counterparts.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

Section 2.4                            Parties in Interest; Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, beneficiaries, executors, successors, representatives and permitted assigns.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto; provided, that any Stockholder Party may, by giving notice to the Company, assign its rights and obligations hereunder in connection with the sale, transfer or assignment of all but not less than all of the Common Stock it holds to a person (including a corporation, limited liability company, limited partnership or other entity) which controls, is controlled by or is under common control with such Stockholder Party.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement and caused the same to be duly delivered on their behalf to be effective as of the date first written above.

WESTPORT RESOURCES CORPORATION

By:	/s/ Donald D. Wolf
Name:	Donald D. Wolf
Title:	Chief Executive Officer

WESTPORT ENERGY LLC

By: WESTPORT INVESTMENTS LIMITED, its Managing Member

By:	/s/ Robert A. Haas
Name:	Robert A. Haas
Title:	Director

EQT INVESTMENTS, LLC

By:	/s/ Kenneth J. Kubacki
Name:	Kenneth J. Kubacki
Title:	Vice President

MEDICOR FOUNDATION

By:	/s/ Anton M. Lotzer
Name:	Anton M. Lotzer
Title:	CEO

By:	/s/ Albin A. Johann
Name:	Albin A. Johann
Title:	Secretary

/s/ Robert A. Belfer
Robert A. Belfer, individually

THE ROBERT A. AND RENEE E. BELFER FAMILY FOUNDATION

By:	/s/ Robert A. Belfer
Name: Robert A. Belfer
Title: Trustee and Donor

BELFER CORP.

By:	/s/ Robert A. Belfer
Name:	Robert A. Belfer
Title:	President

RENEE HOLDINGS PARTNERSHIP, L.P.

By:	/s/ Robert A. Belfer
Name:	Robert A. Belfer
Title:	General Partner

LDB CORP.

By:	/s/ Laurence D. Belfer
Name:	Laurence D. Belfer
Title:	President

ROBERT A. BELFER 1990 FAMILY TRUST

By:	/s/ Laurence D. Belfer
Name:	Laurence D. Belfer
Title:	Trustee

VANTZ LIMITED PARTNERSHIP

By:	VANTZ LLC,
its General Partner

	By:	/s/ Laurence D. Belfer
	Name:	Laurence D. Belfer
	Title:	Managing Member

LDB TWO CORP.

By:	/s/ Laurence D. Belfer
Name:	Laurence D. Belfer
Title:	President

BELFER TWO CORP.

By:	/s/ Robert A. Belfer
Name:	Robert A. Belfer
Title:	President

LIZ PARTNERS, L.P.

By:	LIZ ASSOCIATES LLC,
its General Partner

	By:	/s/ Robert A. Belfer
	Name:	Robert A. Belfer
	Title:	Managing Member

EXHIBIT A

The Belfer Group

Robert A. Belfer

The Robert A. and Renee E. Belfer Family Foundation

Belfer Corp.

Renee Holdings Partnership, L.P.

LDB Corp.

Robert A. Belfer 1990 Family Trust

Vantz Limited Partnership

LDB Two Corp.

Belfer Two Corp.

Liz Partners, L.P.

EXHIBIT B

Termination and Voting Agreement

[Attached]

EXHIBIT C

Old Registration Rights Agreement

[Attached]